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Exhibit 10.29

WYNN DESIGN and DEVELOPMENT

Project Name:	WYNN RESORT A—AQUA THEATER
Project Number:	100-03
Project Location:	3131 Las Vegas Boulevard So. Las Vegas, NV 89109
Agreement Number:	10003-0003

Owner:	Hotel A, L.L.C.
Contractor:	Wynn Design and Development, LLC

Design Professional:	A.A. MARNELL II, CHTD. 4495 South Polaris Avenue Las Vegas, NV 89103

PROFESSIONAL DESIGN SERVICES AGREEMENT

        This Agreement for Professional Design Services (hereinafter referred to as Agreement) is entered into by and between WYNN DESIGN & DEVELOPMENT, LLC, a Nevada Limited Liability Company (hereinafter referred to as "Contractor"), and A.A. Marnell II, Chtd., (hereinafter referred to as "Design Professional") effective on this Fifth (5th) day of October, 2001.

RECITALS

        WHEREAS, the Contractor requires the services of Design Professional to provide professional design services for the construction of The Aqua Theater, hereinafter referred to as ("Project") located in Clark County, Nevada; and

        WHEREAS, the Contractor desires to retain Design Professional, and Design Professional is able and willing to perform the professional design services required by Contractor on the terms set forth in the Contract Documents; and

        WHEREAS, to the extent applicable, Design Professional is properly qualified, licensed, and registered as necessary in accordance with Nevada Revised Statues and desires to provide professional design services for the Project; and

        WHEREAS, the Contractor agrees to retain Design Professional and Design Professional agrees to furnish professional design services to Contractor.

        NOW, therefore, in consideration of the mutual covenants and agreements herein contained, Contractor and Design Professional agree in respect to the performance of furnishing the professional design services by Design Professional with respect to the Project and the payment of those services by Contractor as set forth in the Contract Documents. Execution of this Agreement by Design Professional and Contractor constitutes Contractor's written authorization to Design Professional to proceed on the date first above written with the Services described in Section 3 below. This Agreement will become effective on the date first written above:

Article 1.    Definitions

        1.1  The capitalized terms in this Agreement are defined in the General Conditions and shall have the same meaning in this Agreement as in the General Conditions.

Article 2.    Contract Documents

        2.1  Contract Documents shall be this Agreement, General Conditions for Professional Services ("General Conditions"), any special conditions, exhibits, attachments, addenda, and approved written change orders, all of which are incorporated herein by reference as though fully set forth herein. To the extent that the Design Professional's proposal is attached as an exhibit to any of the Contract Documents, such proposal shall only become a part of the Contract Documents to the extent the proposal relates to specific Design Professional's services to be performed on the Project, and no other terms and conditions of such proposal shall be incorporated into this Agreement. Moreover, in the event of any conflict between the terms and conditions of the Contract Documents and the Design Professional's proposal, or to the extent any provisions of the proposal vary from the Contract Documents, the terms and conditions of the Contract Documents shall control and govern. If there is any inconsistency in any terms of the Contract Documents and the Scope of Basic Services including, without limitation, to the services to be performed, the standard of care or duty of Design Professional, then the terms that impose the highest obligation, degree of care and duty on Design Professional shall govern. Design Professional agrees to perform all work and services relative to the Project in strict accordance with the Contract Documents.

Article 3.    Scope of Basic Services

        3.1  Design Professional shall provide the basic services on the Project set forth in this Agreement, including those set forth in Exhibit A entitled "Description of Basic Design Professional Services" ("Exhibit A"), the General Conditions and all other services not otherwise specifically excluded in the Contract Documents and customarily furnished in accordance with generally acceptable professional design practices for all phases of the Project ("Basic Services").

Article 4.    Compensation for Basic Services

        4.1  For the Basic Services as described in Article 3 and elsewhere in the Contract Documents, Contractor shall pay Design Professional a lump sum fee of One Million, Thirty Six Thousand Dollars ($1,036,000.00) for all Basic Services, which sum shall be paid in accordance with the terms set forth in the General Conditions.

Article 5.    Insurance and Indemnity

        5.1  Design Professional shall not commence any work under the Contract Documents until Design Professional obtains, at its own expense, all insurance as required under the Contract Documents; however, failure to obtain all insurance shall not relieve the Design Professional of the obligation to timely perform its Basic Services as required by the Contractor. The types of insurance to be obtained by Design Professional are Worker's Compensation, Automobile Liability, Commercial General Liability, and Professional Liability, including Errors and Omissions, and are further outlined in the General Conditions.

Article 6.    Additional Services

        6.1  The Contract Documents are intended to provide the Contractor with the full scope of professional design services for the Project as part of Basic Services. It is, therefore, Design Professional's obligation under the Contract Documents to provide Contractor with those services set forth in the Contract Documents and which are customarily provided by a design professional on a project similar in nature to the Project contemplated by Design Professional and Contractor herein. Services which Design Professional considers beyond the scope of Basic Services of the Contract Documents and for which Design Professional will seek additional compensation shall be made known to Contractor, in writing, prior to the rendering of such Additional Services and must be approved by the Contractor, in writing, prior to Design Professional rendering any such Additional Services. Design Professional and Contractor agree that written authorization for any such Additional Services is specifically a condition precedent to any payment for such Additional Services. If Design Professional performs any of the services for which Design Professional later seeks payment as Additional Services prior to obtaining Contractor's written approval, Design Professional shall conclusively be deemed to have performed such work or services under the original scope of work under this Agreement as Basic Services and such work shall be compensable only as part of Basic Services. For Additional Services, if any are performed by Design Professional pursuant to the Contract Documents, Design Professional shall be paid at an hourly rate set forth in Exhibit B, entitled "Fee Schedule for Additional Services". Design Professional shall provide Contractor with a detailed invoice relating to such Additional Services. Upon approval, Contractor shall pay Design Professional for such Additional Services in accordance with the terms set forth in the General Conditions.

Article 7.    Counterparts as Originals

        7.1  This Agreement may be executed in facsimile form and in one or more counterparts, and by different parties hereto on separate counterparts, when so executed each such counterpart shall constitute one and the same agreement.

Article 8.    Notices

        8.1  Any and all notices, demands or request required under this Agreement shall be given in writing either by personal delivery, via facsimile or by registered or certified mail, return receipt requested, addressed to the following addresses:

To Design Professional:	A.A. Marnell II, Chtd. Attn: Brett Ewing 4495 South Polaris Avenue Las Vegas, NV 89103 Facsimile: (702) 739-8521
To: Contractor:	WYNN DESIGN & DEVELOPMENT, LLC Attn: Todd Nisbet 3145 Las Vegas Blvd. South Las Vegas, NV 89109 Facsimile: (702) 733-4715

Article 9.    Authorization

        9.1  The parties executing this Agreement acknowledge and represent that all proper authorizations have been obtained for the execution of this Agreement and for the compliance with each and every term hereof. Each undersigned warrants that (s)he is authorized and has the authority to execute this Agreement on behalf of the Contractor or the Design Professional as the case may be.

Article 10.    Independent Contractor

        10.1 In performing its obligations under this Agreement, Design Professional shall be deemed an independent contractor and not an agent or employee of the Contractor.

Article 11.    No Third-Party Beneficiary to Agreement Except Owner

        11.1 It is understood that the Owner is a third-party beneficiary of this Agreement. Thus, this Agreement is made for the sole benefit of the Contractor, the Owner and the Design Professional, and no other person or entity shall have any right of action of any kind hereon or be deemed to be a third party beneficiary of this Agreement or of the services to be provided hereunder.

        IN WITNESS WHEREOF, Contractor and Design Professional have executed this Agreement as of the day and year first above written.

"CONTRACTOR"		"DESIGN PROFESSIONAL"
WYNN DESIGN AND DEVELOPMENT, LLC		A.A. Marnell II, CHTD.
By:	/s/ TODD NISBET	By:	/s/ ILLEGIBLE
Its:	Executive Vice President	Its:	President

EXHIBIT A

DESCRIPTION OF BASIC PROFESSIONAL SERVICES

Scope of Work

        The Design Professional's Scope of Work specifically includes architectural and consulting services for the proposed Aquatic Theater of some 90,000 SF as depicted in the Schematic Floor Plans and Sections prepared by Scéno Plus, dated 7/23/01. The Scope of Work also considers Scéno Plus' further refinements of the schematic design, which are in progress, along with required support facilities generally consisting of the following building elements:

  •
  An 18,000 SF Performance Pool of approximately 2.0 million gallons.

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  A 13,000 SF Seating Area with 2,000 seats.

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  Public Lobby, Circulation and Restrooms of approximately 10,000 SF.

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  Various B.O.H. Support Areas including Dressing Rooms, Green Room, Work Shops, Docks, Offices and Storage Areas.

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  Equipment Rooms including, but not limited to, Water Filtration Equipment,Electrical and Dimmer Rooms, Mechanical Equipment Rooms and Sound Amplifier Rooms.

  •
  Lighting Tunnels, Wet & Dry Backstages, Control Booth and multiple Catwalk Levels.

Scope of Services

Architectural Design & Coordination:

        The Design Professional shall:

  •
  Meet with Owner's and Contractor's personnel/consultants to confirm Project requirements and scope.

  •
  Review Schematic Floor Plans/Sections as proposed by the Theatrical Designer to confirm Project requirements and program.

  •
  Provide Design Development Documents with the Project Consultants', Contractor's and Owner's input.

  •
  Provide Construction Documents, including Project Specifications, for the Project (excluding Theatrical Equipment, Interior Design and Documentation and FF&E Specifications).

  •
  Insure that the Construction Documents are prepared in accordance with all applicable codes and ordinances that are currently or become in effect during the preparation of the Contract Documents.

  •
  Coordination as necessary with the Central Utility Complex vendor and engineering team.

  •
  Provide Construction Administration Services during the construction phase of the Project.

  •
  Provide Hydraulic Design & Engineering services consisting of:

  •
  Design and Engineering for Water Filtration and Quality Treatment systems (excluding Water Special Effects Systems).

  •
  Provide Corrosion Protection Design services consisting of:

  •
  Design and Engineering of corrosion Protection Systems including guidelines and reviews of elements contained within the Performance Pool.

  •
  Provide Structural Engineering services consisting of:

  •
  Design & Engineering of Building Structural Systems (excluding Theatrical Equipment Systems, i.e., stage lifts, special effects, etc).

  •
  Accommodate and engineer for loads imposed upon the building by specialized theatrical equipment and grid.

  •
  Provide Theatrical Integration Services consisting of:

  •
  The review, coordination, and integration of all specialized theatrical systems as proposed by the theatrical designer into the building infrastructure.

Contractor's Consultant Coordination:

        As a part of their services, the Design Professional will include the coordination of the following Contractor's Consultants as their work relates to the preparation of the Aqua Theater construction documents:

  •
  Theatrical Design

  •
  Mechanical Plumbing Engineering

  •
  Electrical Engineering

  •
  Interior Design and Specifications

  •
  Civil Engineering

  •
  Site Survey Engineering

  •
  Food Service Design

  •
  Low Voltage Engineering

  •
  Traffic Engineering

  •
  Vertical Transportation (Elevators)

  •
  Security & Surveillance Design

  •
  Landscape Design

  •
  Geotechnical Engineering

  •
  ADA Review & Compliance

  •
  Fall Protection

  •
  Interior/Exterior Signage Design

  •
  Architectural Models & Renderings

Theatrical Design:

        The Theatrical Designer Scéno Plus is to provide construction documents and/or performance specification for the following theatrical equipment systems. The Design Professional will provide Architectural and Engineering services required to integrate and coordinate these theatrical systems into the building infrastructure:

  •
  Audio System

  •
  Show Lighting System

  •
  Video Projection Equipment

  •
  "The Spider" Theatrical Equipment

  •
  Water Effects

  •
  Pyro Effects

  •
  Flame Effects

  •
  Acoustical Design

Reimbursable Expenses

        The Design Professional and subconsultants reimbursable expenses shall be incurred, submitted and processed in accordance with Wynn Design and Development's reimbursable policy. This policy provides fair consideration for project specific reimbursables while simplifying the accounting and billing procedures for both parties.

Additional Services

        Additional services of the Design Professional's consultants shall be completed at fixed hourly rates that are mutually agreed upon plus an administrative /service charge of five percent (5%).

        In the event a company other than Marnell Corrao Associates is awarded the Aqua Theater's general contracting services, the Design Professional shall be entitled to a change order, for construction administration, in the amount of Fifty Thousand Dollars ($50,000).

Design Document Ownership

        To the fullest extent permitted by law, Contractor has full rights of ownership to the construction documents prepared on their behalf as a part of the Design Professional's services. Contractor shall not use the documents described herein for any other projects without prior written consent of the Design Professional. Contractor shall retain copies, including reproducible copies and computer files of all Contract Documents. The Design Professional retains creative rights of authorship for all Architectural Design Services related to this Agreement.

EXHIBIT B

FEE SCHEDULE FOR ADDITIONAL SERVICES

DESIGN PROFESSIONAL

A.A. MARNELL II, CHTD.

•	Principal/Manager:	$155/hour
•	Project Architect:	$130/hour
•	Designer/Draftsman:	$90/hour
•	Computer Technician:	$70/hour
•	Secretarial/Clerk:	$45/hour

        All requests for Additional Services shall utilize the above rates and shall be supported with the Design Professional's time sheets and all applicable cost documentation as required.

QuickLinks

Exhibit 10.29
WYNN DESIGN and DEVELOPMENT
PROFESSIONAL DESIGN SERVICES AGREEMENT
RECITALS
  Article 1. Definitions
  Article 2. Contract Documents
  Article 3. Scope of Basic Services
  Article 4. Compensation for Basic Services
  Article 5. Insurance and Indemnity
  Article 6. Additional Services
  Article 7. Counterparts as Originals
  Article 8. Notices
  Article 9. Authorization
  Article 10. Independent Contractor
  Article 11. No Third-Party Beneficiary to Agreement Except Owner
EXHIBIT A DESCRIPTION OF BASIC PROFESSIONAL SERVICES
  Scope of Work
  Architectural Design & Coordination
  Contractor's Consultant Coordination
  Reimbursable Expenses
  Additional Services
  Design Document Ownership
EXHIBIT B FEE SCHEDULE FOR ADDITIONAL SERVICES DESIGN PROFESSIONAL A.A. MARNELL II, CHTD.